Green Brick Partners, Inc. 8-K

Exhibit 10.3

FIRST MODIFICATION OF PROMISSORY NOTE

Effective Date of Modification:                    May 3, 2016

Original Promissory Note:

Effective Date:	July 30, 2015

Borrower:	Green Brick Partners, Inc. 2805 N. Dallas Pkwy. Suite 400 Plano, TX 75093

Lender:	Inwood National Bank 7621 Inwood Road Dallas, Texas 75209

Guarantors:	JBGL Mustang, LLC, a Texas limited liability company
JBGL Exchange, LLC, a Texas limited liability company
JBGL Chateau, LLC, a Texas limited liability company
JBGL Builder Finance, LLC, a Texas limited liability company
Johns Creek 206, LLC, a Georgia limited liability company
GRBK Frisco LLC, a Texas limited liability company

Stated Principal Amount:	$50,000,000.00

Maturity Date:	July 30, 2017

Collateral Documents:

a.	Terms, Conditions, Provisions, Security Agreements, and other collateral described and contained in that certain Loan Agreement dated effective as of July 30, 2015 (“Loan Agreement”), executed and delivered by Borrower and Guarantors and Lender, which Loan Agreement is incorporated herein by reference for all purposes

Modification to Original Promissory Note:

1.          Extension of Maturity Date. The definition of “Maturity Date” on page one of the Note is hereby deleted and substituted with “May 1, 2019”.

2.            Monthly Payment Installment. The monthly payment installment paragraph beginning on page one of the Note, is hereby deleted and substituted with the following:

“Beginning on August 30, 2015, and continuing on the thirtieth (30th) day of each consecutive month thereafter (or the last day of February, as applicable) until the Maturity Date, when the entire unpaid principal balance and accrued but unpaid interest shall be due and payable in full, interest on the unpaid principal amount shall be due and payable.”

Borrower hereby ratifies all previous advances, draws, and draw requests made under the terms of the Original Promissory Note and, further, Borrower hereby reaffirms all terms, conditions, and obligations of Borrower contained in the Original Promissory Note and the Collateral Documents, and all ancillary documents thereto, except as modified herein. Borrower agrees that such modification shall in no manner alter, effect, impair, or abrogate the Original Promissory Note or the Collateral Documents describing the liens and security interests and collateral interests securing the payment of same, and that said liens, security interests, and collateral interests shall not in any manner be waived; the purpose of this instrument being simply to modify the terms of the Original Promissory Note and the Loan Agreement as set forth above. Except as modified above, all terms and provisions of the Original Promissory Note, the Collateral Documents, and of the instrument or instruments creating or fixing the liens, security interests, and collateral interests securing the payment of same are and such shall be, and remain, in full force and effect as therein written.

To the extent a conflict exists between the terms and conditions contained in this First Modification and the Collateral documents, this First Modification shall control.

THE REMAINDER OF THIS PAGE IS BLANK

SIGNATURE PAGES FOLLOW

Executed effective as of (but not necessarily on) the date first written above.

BORROWER:

Green Brick Partners, Inc., a Delaware corporation

By:	/s/ James R. Brickman
James R. Brickman
Chief Executive Officer

GUARANTOR:

JBGL Mustang, LLC, a Texas limited liability company

By:	/s/ James R. Brickman
James R. Brickman
Manager

JBGL Chateau, LLC, a Texas limited liability company

By:	/s/ James R. Brickman
James R. Brickman
Manager

JBGL Exchange, LLC, a Texas limited liability company

By:	/s/ James R. Brickman
James R. Brickman
Manager

JBGL Builder Finance, LLC a Texas limited liability company,

By:	/s/ James R. Brickman
James R. Brickman
Manager

Johns Creek 206, LLC, a Georgia limited liability company

By:	/s/ James R. Brickman
James R. Brickman
Manager

GRBK Frisco LLC a Texas limited liability company

By:	/s/ James R. Brickman
James R. Brickman
Manager

Lender:

INWOOD NATIONAL BANK

By:	/s/ Keil Strickland

Printed Name:	Keil Strickland

Title:	SVP